Exhibit 99.3

 1  Brand Presentation  June 2022  Highly Confidential / Not to be Shared with any Party other than with Express Consent of Company Counsel  Subject to Non-Disclosure Agreements and FRE 408

 2  Agenda  Business Overview: Key Brands in Key Markets  Revlon in US Mass  Revlon Professional in EMEA  Elizabeth Arden in Asia  Supply Chain   Including cost take-out discussion  Financial Review

 3  Today’s Presenters  REVLON  ALVAREZ AND MARSAL  Debra Perelman,   President & CEO  Thomas Cho,   Chief Supply Chain Officer  Victoria Dolan,   Chief Financial Officer  Heather Wallace,   President, Americas  Bob Caruso,   Managing Director  Mark Rajcevich,   Managing Director  Mark Sidorenkov,   Senior Director

 Revlon, Inc. is a Unique, Scaled Investment  4  Leading Global Beauty Platform  Iconic brands with loyal and diverse consumers   Diversified Across Categories  Skincare, Cosmetics, Hair Color & Care, and Fragrance  Global & Omnichannel Customers  Worldwide customer relationships across multiple channels  In-House Operations Expertise  R&D and manufacturing capabilities, and global distribution network  Experienced & Committed Management   Agility to execute against strategy amidst changing dynamics

 5  Agenda  Business Overview: Key Brands in Key Markets  Revlon in US Mass  Revlon Professional in EMEA  Elizabeth Arden in Asia  Supply Chain   Including cost take-out discussion  Financial Review

 Portfolio of Iconic Brands Organized into Four Segments  6  Source: Management projections, Revlon market ranking data from Euromonitor, Nielsen, & Kline. Fragrance market ranking data from Nielsen. American Crew and CND market ranking data from Kline.  Note: Financials as of 2021A.   Fragrance Segment  Portfolio Segment  $728M Net Sales | 35% of Total Revlon Inc. Net Sales  54% North America | 23% EMEA  $1B Retail Sales   $532M Net Sales | 26% of Total Revlon Inc. Net Sales  52% Asia | 21% North America  #1 U.S. Mass Fragrance Player  A Leading Licensing Partner for Designers and Celebrities  $399M Net Sales | 19% of Total Revlon Inc. Net Sales  71% North America | 29% International  $419M Net Sales | 20% of Total Revlon Inc. Net Sales  #1 Americas Styling Brand  Official Supplier for Men  #1 Americas Salon Gel Polish  The Nail Brand of Choice for Professionals  65% North America | 35% International  #3 Global Mass Cosmetics Brand  #5 European Professional Hair Color Brand  #1 Hair Color Product in US  Focus for today:

 Beauty Tools  $61M  Revlon Brand Overview  7  Note: Financials as of 2021A.   Source: Filings and Internal Management Data.   $728M Net Sales | 31% Direct Contribution Margin  90-year heritage as an iconic cosmetics brand  Color Cosmetics  $382M  Professional  $130M  Hair Care  $153M  Net Sales ($M) by Region  #1 US Mass Lip launch  In 2021 & 2022  US  EMEA  Asia  Latin America  Pacifica  Key Franchises  COLORSTAY  SUPER LUSTROUS  BEAUTY TOOLS  REVLON PROFESSIONAL  COLORSILK

Revlon has a Strong Positioning in the US Market

- US Revlon Color Cosmetics is the #4 brand and achieved 4 consecutive quarters of market share growth from Q2 2021 to Q1 2022. The 2021 plan centered on premiumization, refined positioning and re-focus on the core

- In 2022 Revlon Color Cosmetics fully stemmed 3 years of shelf space losses, enabling the brand to maintain a >110 index of share of shelf vs. share of market and e-commerce share 120 index vs. brick & mortar LTM through Q1 2022

- Through Q1 2022, US Revlon Hair Color business has been rejuvenated by the 2022 Colorsilk re-launch, which has resulted in strong price realization and market share gains

- US Revlon Beauty Tools is the #1 branded player in the category, with power SKUs such as the Volcanic Roller (#1 Revlon item on Amazon with over 25k 5-star ratings) through Q1 2022


LIVE BOLDLY
REVLON
COLORSTAY OVERTIME
LIPCOLOR

Source: Company Filings and Internal Management Data; Nielsen.

8

Revlon US Mass Hair Color

- In 2021, we successfully sold in a revitalization plan focused on the core (ColorSilk).
- The Q1 2022 Colorsilk renovation put the focus back on the ColorSilk, with positive results
  - Strengthened consumer claims, upgraded shade mix, achieved strong price realization, and revamped promotional strategy


US Revlon HC $ Share pp chg
-1.2
-0.5
-1.3
-1.5
-2.7
-0.9
-0.1
0.5
0.8
Q121
Q221
Q321
Q421
Jan22
Feb22
Mar22
Apr22
May22


US Revlon HC Average Unit Price
Revlon HC
Colorsilk
$3.33
$3.49
$3.67
$3.74
$3.78
$3.81
$3.15
$3.33
$3.55
$3.65
$3.70
$3.73
2021
Jan22
Feb22
Mar22
Apr22
May22

Source: Company Filings and Internal Management Data; Nielsen.

9

 Elizabeth Arden Overview  10  Note: Financials as of 2021A.   Source: Filings and Internal Management Data.   $532M Net Sales | 28% Direct Contribution Margin  Net Sales ($M) by Region  Fragrance  $186M  Skincare  $332m  Makeup  $14M  6 markets with DTC sites  US  EMEA  Asia  Latin America  Pacifica  Key Franchises  CERAMIDE  PREVAGE  EIGHT HOUR  GREEN & WHITE TEA  1910: Year Elizabeth Arden opened Red Door salon

 11  Agenda  Business Overview: Key Brands in Key Markets  Revlon in US Mass  Revlon Professional in EMEA  Elizabeth Arden in Asia  Supply Chain   Including cost take-out discussion  Financial Review

Supply Chain Overview

Global Manufacturing and Distribution Network

Network Covers **~110** Global Markets

3 Key R&D Labs
With Strong Capabilities Particularly in Formulations

10 Owned & Leased Distribution Centers
& 3 3PLs

~450M Units Manufactured
Annually Internally

6 Manufacturing Sites

Distribution Networks in **16** Countries
Across 6 Continents

~80% of product is manufactured internally









Source: Company Filings and Internal Management Data.

12

Supply Chain Dynamics  13  Source: Company Filings and Internal Management Data.   Dynamics changed significantly as the vendors’ capacities were constrained due to their own supply chain issues as well as strong demand. Vendors began to prioritize/top grade their customers. Given our poor payment performance, vendors became much less tolerant of late payments  As the past dues increased, the vendor’s intolerance amplified the already challenging macro supply chain landscape and severely brought down service levels that were recovering in Q1  Further aggravating the situation was the lockdown in China which began in Q1 2022, as well as the continued shortages of key chemicals and components  Conversely, adequate funding and fast agreements post filling can unlock service levels and have near term positive impact

 14  Agenda  Business Overview: Key Brands in Key Markets  Revlon in US Mass  Revlon Professional in EMEA  Elizabeth Arden in Asia  Supply Chain   Including cost take-out discussion  Financial Review

 Q4 Forecasts can be Achieved with Immediate Funding  15  Source: Company Filings and Internal Management Data.   We saw excellent YTD performance vs forecast and vs unconstrained demand despite current challenges; have confidence in the 2H plan including the Q4 forecast  We have confidence in our plan through December as shelf space is committed and promotional calendars are locked; increased media investment committed for 2H will secure customer confidence  From a supply perspective, the following are the main drivers to achieve Q4:  Timely funding for New Product Development and the Holiday Sets/Promos (Time sensitive revenue) must happen to keep the forecast on track  Continued progress in finding alternate ingredients and components  Limit turnover in key positions and direct labor (Q3 and Q4 are challenging for labor attainment and retention)  Logistics continues to improve and achieve healthy safety stock by Q4  Assumes more normal vendor payment cadence beginning as soon as practical and inventory restart receiving mid-July  Demonstrated process and capabilities to achieve stated forecasts, just need resources  The macro global supply challenges still exists (material shortages, capacity issues, logistics and labor) but with proper funding we can mitigate some of the risks but conversely without cash the issues are magnified  With focused investment, we have been able to achieve ~95% service levels; we can improve the balance of the portfolio with additional funding